UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-3158

Smith Barney Fundamental Value Fund Inc.

(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY	10004
(Address of principal executive offices)	(Zip code)

Robert I. Frenkel, Esq.

c/o Citigroup Asset Management

300 First Stamford Place, 4th Floor

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 451-2010

Date of fiscal year end: September 30

Date of reporting period: September 30, 2005

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

EXPERIENCE

ANNUAL REPORT

SEPTEMBER 30, 2005

Smith Barney

Fundamental Value Fund Inc.

INVESTMENT PRODUCTS: NOT  FDIC  INSURED  •  NO  BANK  GUARANTEE  •  MAY  LOSE  VALUE

Smith Barney

Fundamental Value Fund Inc.

Annual Report  •  September 30, 2005

What’s

Inside

Fund Objective

The Fund seeks long-term capital growth. Current income is a secondary consideration. The Fund invests primarily in common stock and common stock equivalents, such as preferred stocks and securities convertible into common stocks, of companies the managers believe are undervalued in the marketplace. While the managers select investments primarily for their capital appreciation potential, secondary consideration is given to a company’s dividend record and the potential for an improved dividend return.

Letter from the Chairman

R. JAY GERKEN, CFA

Chairman, President and Chief Executive Officer

Dear Shareholder,

There was no shortage of potential threats to the U.S. economy during the reporting period. These included record high oil prices, rising short-term interest rates, the devastation inflicted by Hurricanes Katrina and Rita, geopolitical issues and falling consumer confidence. However, the economy proved to be surprisingly resilient during the fiscal year. Fourth quarter 2004 and first quarter 2005 gross domestic product (“GDP”)i growth was 3.8% and second quarter GDP growth was 3.3%, another solid advance. This marked nine consecutive quarters when GDP grew 3.0% or more.

The Federal Reserve Board (“Fed”)ii continued to raise interest rates over the period in an attempt to ward off inflation. After raising rates in June, August, and September 2004, the Fed increased its target for the federal funds rateiii in 0.25% increments eight additional times. All told, the Fed’s eleven rate hikes have brought the target for the federal funds rate from 1.00% to 3.75%. This also represents the longest sustained Fed tightening cycle since 1977-1979. Following the end of the Fund’s reporting period, at its November meeting, the Fed once again raised the target rate by 0.25% to 4.00%.

During the 12-month period covered by this report, the U.S. stock market generated strong results, with the S&P 500 Indexiv returning 12.25%. Generally positive economic news, relatively benign core inflation, and strong corporate profits supported the market during much of the period.

Looking at the fiscal year as a whole, mid-cap stocks generated superior returns, with the Russell Midcap,v Russell 1000,vi and Russell 2000vii Indexes returning 25.10%, 14.26%, and 17.95%, respectively. From a market style perspective, value-oriented stocks significantly outperformed their growth counterparts, with the Russell 3000 Valueviii and Russell 3000 Growthix Indexes returning 16.78% and 12.13%, respectively.

Smith Barney Fundamental Value Fund Inc. 2005 Annual Report         1

Please read on for a more detailed look at prevailing economic and market conditions during the Fund’s fiscal year and to learn how those conditions have affected Fund performance.

Special Shareholder Notice

On June 24, 2005, Citigroup Inc. (“Citigroup”) announced that it has signed a definitive agreement under which Citigroup will sell substantially all of its worldwide asset management business to Legg Mason, Inc. (“Legg Mason”).

As part of this transaction, Smith Barney Fund Management LLC (the “Manager”), currently an indirect wholly owned subsidiary of Citigroup, would become an indirect wholly owned subsidiary of Legg Mason. The Manager is the investment adviser to the Fund.

The transaction is subject to certain regulatory approvals, as well as other customary conditions to closing. Subject to such approvals and the satisfaction of the other conditions, Citigroup expects the transaction to be completed later this year.

Under the Investment Company Act of 1940, consummation of the transaction will result in the automatic termination of the investment advisory contract between the Fund and the Manager. Therefore the Fund’s Board of Directors has approved a new investment management contract between the Fund and the Manager to become effective upon the closing of the sale to Legg Mason. The new investment management contract has been presented to shareholders for their approval.

Information About Your Fund

As you may be aware, several issues in the mutual fund industry have recently come under the scrutiny of federal and state regulators. The Fund’s Manager and some of its affiliates have received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the Fund’s response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The Fund has been

2         Smith Barney Fundamental Value Fund Inc. 2005 Annual Report

informed that the Manager and its affiliates are responding to those information requests, but are not in a position to predict the outcome of these requests and investigations.

Important information concerning the Fund and its Manager with regard to recent regulatory developments is contained in the Notes to Financial Statements included in this report.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you continue to meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

November 1, 2005

Smith Barney Fundamental Value Fund Inc. 2005 Annual Report         3

Manager Overview

JOHN G. GOODE (left) Portfolio Manager PETER J. HABLE (right) Portfolio Manager

Q. What were the overall market conditions during the Fund’s reporting period?

A. Rising energy and short-term interest rates have proven to be significant headwinds for the overall stock market. This period is similar to 1994 and 2000 when both energy and interest rates were moving up sharply. In 1994, stocks advanced only 1.3% (S&P 500 Index), and the year 2000 saw the beginning of a severe bear market. There were many other things happening in 2000 but sharply higher interest rates and energy prices, albeit from lower levels than today, buffeted the stock market.

We believe energy prices have overshot on the upside and we have recently reduced our overweight in this sector to equal weight. Energy accounts for about 9% of the market at this time vs. a 12 1/2% 25-year average. We still like energy on a longer-term basis although we believe the next significant market move probably will be characterized as “everything but energy”. We believe oil prices will decline to approximately $50/Bbl in the next six months.

The real key to the stock market is the Fed and its interest rate policy. Currently the Fed seems quite worried about developing inflationary forces in the economy, some of which no doubt are transitory and due to Hurricanes Katrina and Rita. With Alan Greenspan leaving the Fed in late January, it is now likely the Fed will remain on course to raising short-term interest rates several more times before his departure.

We believe that “contra energy” companies may do well in the period ahead. Chemical, airline, aluminum, and retailers are among the companies that have been hurt by rising energy prices. If energy prices fall, as we expect, over the intermediate term, we believe companies in these areas of the market might prove to be excellent performers.

For example, we recently purchased WalMart.x We believe the company’s shares discount many of the negatives associated with high oil prices. The shares have declined more than 15% year-to-date. Many of the valuation metrics today are similar to the ones we witnessed ten years ago, which also represented an excellent entry point into the stock.

The last five years have seen smaller companies outperform larger ones and our work suggests many larger companies now are as attractive as at anytime in the last 20 years. The Fund is an all-cap fund and from time to time, our emphasis on companies, in terms of size, changes. In recent quarters we have found more attractive opportunities in the larger capitalization segment of the market and this has been reflected in the Fund’s holdings.

4         Smith Barney Fundamental Value Fund Inc. 2005 Annual Report

The Russell 3000 is made up of 10 deciles and we note that the performance of the largest three has been less than the overall performance of the benchmark. This is an important reason for underperforming the benchmark, however, if we are correct, our increased holdings of larger capitalization companies might lead to better relative results in the future.

We continue to believe the stock market also discounts a meaningful increase in interest rates. The current market, in our opinion, reflects ten-year Treasury yields at or above 5 1/2%. Currently ten-year Treasury yields are about 4.4%.

Another interesting data point comes from Morgan Stanley. The firm’s quantitative work indicates that 59% of the value of the stock market at the peak in 2000 was based on discounting future prospects back to a present value. Today the figure is just 14%, suggesting the market is not paying much for future growth.

Although the market’s headwinds may persist for a while longer, it is clear that there is a growing list of attractively priced companies. If housing is weakening, as we believe it is, it may not be long before the Fed goes on “hold” where interest rate increases are concerned. Stocks should react very favorably to this.

Performance Review

For the 12 months ended September 30, 2005, Class A shares of the Smith Barney Fundamental Value Fund Inc., excluding sales charges, returned 11.14%. The Fund underperformed its unmanaged benchmarks, the S&P 500 Index and the Russell 3000 Index,xi which returned 12.25% and 14.57%, respectively, for the same period. The Lipper Multi-Cap Core Funds Category Average1 increased 14.64% over the same time frame.

Q. What were the most significant factors affecting the Fund’s performance?

What were the leading contributors to performance?

A. Over the 12 months ending September 30, 2005, top stock contributors included Halliburton Co. (0.99% contribution to the Fund’s return), Williams Cos. Inc. (0.96%), Mitsubishi Tokyo Financial Group Inc. (0.71%), Texas Instruments Inc. (0.64%) and GlobalSantaFe Corp. (0.62%).

Which holdings had the most negative impact on performance?

A. Detracting from performance included stock holdings in Alcoa Inc. (-0.42%), Fleetwood Enterprises Inc. (-0.40%), Solectron Corp. (-0.35%), Marsh & McLennan Cos. (-0.32%) and Genelabs Technologies Inc. (-0.32%).

[1]	Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 12-month period ended September 30, 2005, including the reinvestment of distributions including returns of capital, if any, calculated among the 752 funds in the Fund’s Lipper category, and excluding sales charges.

Smith Barney Fundamental Value Fund Inc. 2005 Annual Report         5

Performance Snapshot as of September 30, 2005 (excluding sales charges) (unaudited)

	6 Months	12 Months
Fundamental Value Fund — Class A Shares	6.92%	11.14%

S&P 500 Index	5.02%	12.25%

Russell 3000 Index	6.35%	14.57%

Lipper Multi-Cap Core Funds Category Average	6.51%	14.64%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.citigroupam.com.

Performance figures reflect reimbursements and/or fee waivers, without which the performance would have been lower.

All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply when shares are purchased or the deduction of taxes that a shareholder would pay on Fund distributions. Excluding sales charges, Class B shares returned 6.53%, Class C shares returned 6.53% and Class Y shares returned 7.16% over the six months ended September 30, 2005. Excluding sales charges, Class B shares returned 10.33%, Class C shares returned 10.33% and Class Y shares returned 11.60% over the twelve months ended September 30, 2005.

Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the period ended September 30, 2005, including the reinvestment of distributions, including returns of capital, if any, calculated among the 818 funds for the six-month period and among the 752 funds for the 12-month period in the Fund’s Lipper category and excluding sales charges.

Q. Were there any significant changes made to the Fund during the reporting period?

A. There were no significant changes made to the Fund during the reporting period.

Thank you for your investment in the Smith Barney Fundamental Value Fund Inc. As ever, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

John G. Goode Portfolio Manager	Peter J. Hable Portfolio Manager

November 1, 2005

6         Smith Barney Fundamental Value Fund Inc. 2005 Annual Report

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Portfolio holdings and breakdowns are as of September 30, 2005 and are subject to change and may not be representative of the portfolio manager’s current or future investments. The Fund’s top ten holdings (as a percentage of net assets) as of this date were: PMI Group Inc. (2.0%), Mitsubishi Tokyo Financial Group Inc. (2.0%), JPMorgan Chase & Co. (2.0%), Johnson & Johnson (2.0%), Microsoft Corp. (1.9%), American Express Co. (1.9%), Raytheon Co. (1.8%), Time Warner Inc. (1.7%), Wyeth (1.7%) and Chubb Corp. (1.6%). Please refer to pages 13 through 17 for a list and percentage breakdown of the fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. Portfolio holdings are subject to change at any time and may not be representative of the portfolio manager’s current or future investments. The Fund’s top five sector holdings (as a percentage of net assets) as of September 30, 2005 were: Financials (18.0%), Information Technology (16.4%), Consumer Discretionary (13.8%), Health Care (11.2%) and Energy (10.5%). The Fund’s portfolio composition is subject to change at any time.

RISKS: Keep in mind, the Fund may invest in small- and mid-cap companies that may involve a higher degree of risk and volatility than investments in large-cap companies. The Fund is subject to certain risks of overseas investing not typically associated with investing in U.S. securities, including economic, political and social factors and currency fluctuations. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for more information on these and other risks.

All index performance reflects no deduction for fees, expenses or taxes. Please note an investor cannot invest directly in an index.

[i]	Gross domestic product is a market value of goods and services produced by labor and property in a given country.

ii	The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.

iv	The S&P 500 Index is an unmanaged index of 500 stocks that is generally representative of the performance of larger companies in the U.S.

[v]	The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index whose average market capitalization was approximately $4.7 billion as of 6/24/05.

vi	The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

vii	The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

viii	The Russell 3000 Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company’s assets and liabilities.)

ix	The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values.

[x]	WalMart comprises 1.17% of the Fund’s portfolio as of September 30, 2005 based on net assets.

xi	The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represent approximately 98% of the U.S. equity market.

Smith Barney Fundamental Value Fund Inc. 2005 Annual Report         7

Fund at a Glance (unaudited)

8         Smith Barney Fundamental Value Fund Inc. 2005 Annual Report

Fund Expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments, reinvested distributions, including returns of capital, if any; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on April 1, 2005 and held for the six months ended September 30, 2005.

Actual Expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Based on Actual Total Return(1)

	Actual Total Return Without Sales Charges(2)	Beginning Account Value	Ending Account Value	Annualized Expense Ratios	Expenses Paid During the Period(3)
Class A	6.92%	$1,000.00	$1,069.20	1.11%	$5.76

Class B	6.53	1,000.00	1,065.30	1.88	9.73

Class C	6.53	1,000.00	1,065.30	1.91	9.89

Class Y	7.16	1,000.00	1,071.60	0.67	3.48

(1)	For the six months ended September 30, 2005.
(2)	Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class B and C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.
(3)	Expenses (net of voluntary fee waiver) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

Smith Barney Fundamental Value Fund Inc. 2005 Annual Report         9

Fund Expenses (unaudited) (continued)

Hypothetical Example for Comparison Purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on Hypothetical Total Return(1)

	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratios	Expenses Paid During the Period(2)
Class A	5.00%	$1,000.00	$1,019.50	1.11%	$5.62

Class B	5.00	1,000.00	1,015.64	1.88	9.50

Class C	5.00	1,000.00	1,015.49	1.91	9.65

Class Y	5.00	1,000.00	1,021.71	0.67	3.40

(1)	For the six months ended September 30, 2005.
(2)	Expenses (net of voluntary waiver) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

10         Smith Barney Fundamental Value Fund Inc. 2005 Annual Report

Fund Performance

Average Annual Total Returns† (unaudited)

	Without Sales Charges(1)
	Class A	Class B	Class C	Class Y
Twelve Months Ended 9/30/05	11.14%	10.33%	10.33%	11.60%

Five Years Ended 9/30/05	1.07	0.28	0.29	1.46

Ten Years Ended 9/30/05	10.26	9.41	9.41	N/A

Inception* through 9/30/05	12.25	10.79	9.88	10.32	**

	With Sales Charges(2)
	Class A	Class B	Class C	Class Y
Twelve Months Ended 9/30/05	5.60%	5.33%	9.33%	11.60%

Five Years Ended 9/30/05	0.03	0.09	0.29	1.46

Ten Years Ended 9/30/05	9.69	9.41	9.41	N/A

Inception* through 9/30/05	12.02	10.79	9.88	10.32	**

Cumulative Total Returns† (unaudited)

	Without Sales Charges(1)
Class A (9/30/95 through 9/30/05)	165.66%

Class B (9/30/95 through 9/30/05)	145.74

Class C (9/30/95 through 9/30/05)	145.82

Class Y (Inception* through 9/30/05)	158.36	**

(1)	Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class B and C shares.
(2)	Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum sales charge of 5.00%; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase payment. Thereafter, the CDSC declines by 1.00% per year until no CDSC is incurred. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.
†	All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
*	Inception dates for Class A, B, C and Y shares are November 12, 1981, November 6, 1992, August 10, 1993 and October 13, 1995, respectively.
**	During November 1995 Class Y shares were fully redeemed, therefore performance for Class Y shares represents performance for the period beginning January 30, 1996, which represents the date new share purchases were made into this class.

Smith Barney Fundamental Value Fund Inc. 2005 Annual Report         11

Historical Performance (unaudited)

Value of $10,000 Invested in Class A Shares of the Smith Barney Fundamental Value Fund Inc. vs. S&P 500 Index, Russell 3000 Index and Lipper Multi-Cap Core Funds Average† (September 1995 — September 2005)

†	Hypothetical illustration of $10,000 invested in Class A shares on September 30, 1995, assuming deduction of the maximum 5.00% sales charge at the time of investment and reinvestment of distributions, including returns of capital, if any, at net asset value through September 30, 2005. The S&P 500 Index is composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter markets. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The Indexes are unmanaged and are not subject to the same management and trading expenses as a mutual fund. The Lipper Multi-Cap Core Funds Average is composed of the Fund’s peer group of mutual funds (752 funds as of September 30, 2005). The performance of the Fund’s other classes may be greater or less than the Class A shares’ performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

12         Smith Barney Fundamental Value Fund Inc. 2005 Annual Report

Schedule of Investments (September 30, 2005)

SMITH BARNEY FUNDAMENTAL VALUE FUND INC.

Face Amount	Security	Value

CORPORATE BOND & NOTES — 0.0%
Biotechnology — 0.0%
$5,000,000	Aphton Corp., Guaranteed Notes, 6.000% due 3/31/08 (a)(b)(c) (Cost — $5,000,000)	$1,280,000

Shares
COMMON STOCKS — 91.9%
CONSUMER DISCRETIONARY — 13.8%
Auto Components — 0.4%
305,200	BorgWarner Inc. (d)	17,231,592

Hotels, Restaurants & Leisure — 1.1%
1,021,900	Carnival Corp. (d)	51,074,562

Leisure Equipment & Products — 2.1%
2,700,000	Hasbro Inc. (d)	53,055,000
2,603,900	Mattel Inc. (d)	43,433,052

	Total Leisure Equipment & Products	96,488,052

Media — 8.9%
666,500	Clear Channel Communications Inc. (d)	21,921,185
1,923,900	Comcast Corp., Special Class A Shares*	55,369,842
6,003,400	Interpublic Group of Cos. Inc. (d)*	69,879,576
4,104,900	News Corp., Class B Shares (d)	67,730,850
3,847,600	Pearson PLC	44,864,374
4,238,600	Time Warner Inc.	76,761,046
2,828,200	Walt Disney Co.	68,244,466

	Total Media	404,771,339

Specialty Retail — 1.3%
1,508,900	Home Depot Inc.	57,549,446

	TOTAL CONSUMER DISCRETIONARY	627,114,991

CONSUMER STAPLES — 5.7%
Beverages — 0.3%
190,200	Molson Coors Brewing Co., Class B Shares (d)	12,174,702

Food & Staples Retailing — 2.6%
2,625,800	Safeway Inc. (d)	67,220,480
1,218,900	Wal-Mart Stores Inc.	53,412,198

	Total Food & Staples Retailing	120,632,678

Food Products — 2.8%
1,489,500	Kraft Foods Inc., Class A Shares (d)	45,563,805
2,820,400	Unilever PLC	29,543,279
1,192,900	Unilever PLC, Sponsored ADR (d)	50,364,238

	Total Food Products	125,471,322

	TOTAL CONSUMER STAPLES	258,278,702

See Notes to Financial Statements.

Smith Barney Fundamental Value Fund Inc. 2005 Annual Report         13

Schedule of Investments (September 30, 2005) (continued)

Shares	Security	Value

ENERGY — 10.5%
Energy Equipment & Services — 3.7%
726,500	Baker Hughes Inc. (d)	$43,357,520
1,290,300	GlobalSantaFe Corp. (d)	58,863,486
966,800	Halliburton Co. (d)	66,245,136

	Total Energy Equipment & Services	168,466,142

Oil, Gas & Consumable Fuels — 6.8%
640,200	Anadarko Petroleum Corp.	61,299,150
146,700	BP PLC, Sponsored ADR	10,393,695
963,400	Chevron Corp.	62,360,882
412,300	ConocoPhillips	28,823,893
677,600	Exxon Mobil Corp.	43,054,704
1,033,800	Murphy Oil Corp.	51,555,606
2,112,400	Williams Cos. Inc. (d)	52,915,620

	Total Oil, Gas & Consumable Fuels	310,403,550

	TOTAL ENERGY	478,869,692

FINANCIALS — 18.0%
Capital Markets — 2.8%
89,500	Goldman Sachs Group Inc.	10,881,410
1,170,200	Merrill Lynch & Co. Inc.	71,791,770
888,705	State Street Corp.	43,475,448

	Total Capital Markets	126,148,628

Commercial Banks — 2.0%
6,905	Mitsubishi Tokyo Financial Group Inc. (d)	90,811,157

Consumer Finance — 3.3%
1,500,100	American Express Co.	86,165,744
2,551,600	MBNA Corp.	62,871,424

	Total Consumer Finance	149,037,168

Diversified Financial Services — 2.0%
2,674,100	JPMorgan Chase & Co.	90,732,213

Insurance — 4.7%
667,200	Ambac Financial Group Inc. (d)	48,078,432
872,400	American International Group Inc.	54,053,904
816,700	Chubb Corp.	73,135,485
509,900	Hartford Financial Services Group Inc.	39,348,983

	Total Insurance	214,616,804

Thrifts & Mortgage Finance — 3.2%
882,000	MGIC Investment Corp. (d)	56,624,400
2,284,500	PMI Group Inc. (d)	91,083,015

	Total Thrifts & Mortgage Finance	147,707,415

	TOTAL FINANCIALS	819,053,385

See Notes to Financial Statements.

14         Smith Barney Fundamental Value Fund Inc. 2005 Annual Report

Schedule of Investments (September 30, 2005) (continued)

Shares	Security	Value

HEALTH CARE — 11.2%
Biotechnology — 1.5%
422,700	Amgen Inc.*	$33,676,509
4,068,373	Aphton Corp.*	2,603,759
2,023,664	Enzo Biochem Inc. (d)*	31,083,479

	Total Biotechnology	67,363,747

Pharmaceuticals — 9.7%
1,650,600	Abbott Laboratories	69,985,440
851,900	Bentley Pharmaceuticals Inc. (d)*	10,180,205
300,200	Eli Lilly & Co.	16,066,704
1,388,700	GlaxoSmithKline PLC, Sponsored ADR (d)	71,212,536
1,415,700	Johnson & Johnson	89,585,496
1,111,110	NexMed Inc.*	1,766,665
911,700	Novartis AG, Sponsored ADR (d)	46,496,700
2,386,200	Pfizer Inc.	59,583,414
1,644,500	Wyeth	76,091,015

	Total Pharmaceuticals	440,968,175

	TOTAL HEALTH CARE	508,331,922

INDUSTRIALS — 7.1%
Aerospace & Defense — 4.1%
824,400	Boeing Co.	56,017,980
1,292,100	Honeywell International Inc.	48,453,750
2,195,400	Raytheon Co.	83,469,108

	Total Aerospace & Defense	187,940,838

Airlines — 1.4%
4,323,000	Southwest Airlines Co. (d)	64,196,550

Commercial Services & Supplies — 0.1%
366,875	IKON Office Solutions Inc. (d)	3,661,412

Industrial Conglomerates — 0.0%
64,200	Tyco International Ltd.	1,787,970

Machinery — 1.5%
1,156,000	Caterpillar Inc.	67,915,000

	TOTAL INDUSTRIALS	325,501,770

INFORMATION TECHNOLOGY — 16.4%
Communications Equipment — 4.7%
2,063,300	Cisco Systems Inc.*	36,994,969
18,618,900	Lucent Technologies Inc.*	60,511,425
3,048,900	Motorola Inc.	67,350,201
2,751,900	Nokia Oyj, Sponsored ADR (d)	46,534,629

	Total Communications Equipment	211,391,224

Computers & Peripherals — 1.0%
149,700	Electronics for Imaging Inc. (d)	3,434,118
543,874	International Business Machines Corp.	43,629,572

	Total Computers & Peripherals	47,063,690

See Notes to Financial Statements.

Smith Barney Fundamental Value Fund Inc. 2005 Annual Report         15

Schedule of Investments (September 30, 2005) (continued)

Shares	Security	Value

Electronic Equipment & Instruments — 3.9%
1,885,000	Agilent Technologies Inc.*	$61,733,750
770,600	LG. Philips LCD Co., Ltd., ADR (d)*	15,843,536
225,400	Samsung Electronics Co., Ltd., GDR (e)	64,126,300
9,624,642	Solectron Corp.*	37,632,350

	Total Electronic Equipment & Instruments	179,335,936

Semiconductors & Semiconductor Equipment — 4.3%
2,936,500	Applied Materials Inc.	49,803,040
957,700	Novellus Systems Inc.*	24,019,116
7,529,443	Taiwan Semiconductor Manufacturing Co., Ltd., Sponsored ADR (d)	61,892,022
1,817,886	Texas Instruments Inc.	61,626,335

	Total Semiconductors & Semiconductor Equipment	197,340,513

Software — 2.5%
3,294,500	Micromuse Inc. (d)*	25,960,660
3,380,800	Microsoft Corp.	86,987,984

	Total Software	112,948,644

	TOTAL INFORMATION TECHNOLOGY	748,080,007

MATERIALS — 7.8%
Chemicals — 4.0%
1,411,700	Dow Chemical Co.	58,825,539
1,733,800	E.I. du Pont de Nemours & Co.	67,912,946
1,935,000	Engelhard Corp. (d)	54,005,850

	Total Chemicals	180,744,335

Containers & Packaging — 0.2%
970,055	Smurfit-Stone Container Corp.*	10,049,770

Metals & Mining — 2.1%
2,141,200	Alcoa Inc.	52,288,104
1,154,100	RTI International Metals Inc. (d)*	45,413,835
1,020,200	WGI Heavy Minerals Inc.*	808,462

	Total Metals & Mining	98,510,401

Paper & Forest Products — 1.5%
135,200	PT Toba Pulp Lestari Tbk, ADR (a)(b)*	0
975,200	Weyerhaeuser Co.	67,045,000

	Total Paper & Forest Products	67,045,000

	TOTAL MATERIALS	356,349,506

TELECOMMUNICATION SERVICES — 1.4%
Wireless Telecommunication Services — 1.4%
2,481,600	Vodafone Group PLC, Sponsored ADR (d)	64,447,152

UTILITIES — 0.0%
Independent Power Producers & Energy Traders — 0.0%
411,200	Dynegy Inc., Class A Shares (d)*	1,936,752

	TOTAL COMMON STOCKS (Cost — $3,305,971,724)	4,187,963,879

See Notes to Financial Statements.

16         Smith Barney Fundamental Value Fund Inc. 2005 Annual Report

Schedule of Investments (September 30, 2005) (continued)

Warrants	Security	Value

WARRANTS(a) — 0.0%
Biotechnology — 0.0%
360,000	Aphton Corp., expires 3/31/08 (b)(c)*	$0
600,000	Genelabs Technologies Inc., expires 5/1/08*	1
1,000,000	Lynx Therapeutics Inc., expires 4/29/07 (b)*	1

	TOTAL WARRANTS (Cost — $0)	2

Shares
CONVERTIBLE PREFERRED STOCK — 0.0%
INFORMATION TECHNOLOGY — 0.0%
Internet Software & Services — 0.0%
54,818	Webforia Inc., Series D (a)(b)* (Cost — $500,000)	0

	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $3,311,471,724)	4,189,243,881

Face Amount
SHORT-TERM INVESTMENTS — 14.0%
Repurchase Agreement — 4.2%
$192,113,000	Interest in $600,615,000 joint tri-party repurchase agreement dated 9/30/05 with Banc of America Securities LLC, 3.800% due 10/3/05, Proceeds at maturity — $192,173,836; (Fully collateralized by various U.S. government agency obligations, 1.800% to 5.930% due 10/19/05 to 3/14/25; Market value — $195,955,691) (Cost — $192,113,000)	192,113,000

Shares
Securities Purchased from Securities Lending Collateral — 9.8%
446,609,002	State Street Navigator Securities Lending Trust Prime Portfolio (Cost — $446,609,002)	446,609,002

	TOTAL SHORT-TERM INVESTMENTS (Cost — $638,722,002)	638,722,002

	TOTAL INVESTMENTS — 105.9% (Cost — $3,950,193,726#)	4,827,965,883
	Liabilities in Excess of Other Assets — (5.9)%	(268,368,672)

	TOTAL NET ASSETS — 100.0%	$4,559,597,211

*	Non-income producing security.
(a)	Security is valued in good faith by or under the direction of the Board of Directors.
(b)	Illiquid security.
(c)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security is restricted as to resale. The acquisition date, aggregate cost, per share value of the security and percentage of net assets which the security comprise at September 30, 2005 was March 31, 2003, $5,000,000, $0 and 0.0%, respectively.
(d)	All or a portion of this security is on loan (See Notes 1 and 4).
(e)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors unless otherwise noted.
#	Aggregate cost for federal income tax purposes is $3,950,581,549.

Abbreviations used in this schedule:
ADR	— American Depositary Receipt
GDR	— Global Depositary Receipt

See Notes to Financial Statements.

Smith Barney Fundamental Value Fund Inc. 2005 Annual Report         17

Statement of Assets and Liabilities (September 30, 2005)

ASSETS:
Investments, at value (Cost — $3,950,193,726)	$4,827,965,883
Cash	237
Receivable for securities sold	204,251,534
Dividends and interest receivable	4,160,437
Receivable for Fund shares sold	2,265,601
Prepaid expenses	109,800

Total Assets	5,038,753,492

LIABILITIES:
Payable for loaned securities collateral (Notes 1 and 4)	446,609,002
Payable for Fund shares repurchased	23,448,374
Payable for securities purchased	2,914,027
Transfer agent fees payable	1,995,667
Investment advisory fee payable	1,801,845
Distribution fees payable	1,107,090
Administration fee payable	616,588
Deferred compensation payable	464,443
Directors’ fees payable	9,613
Accrued expenses	189,632

Total Liabilities	479,156,281

Total Net Assets	$4,559,597,211

NET ASSETS:
Par value (Note 6)	$303,577
Paid-in capital in excess of par value	3,396,584,041
Undistributed net investment income	11,994,259
Accumulated net realized gain on investments and foreign currency transactions	272,941,502
Net unrealized appreciation on investments and foreign currency transactions	877,773,832

Total Net Assets	$4,559,597,211

Shares Outstanding:
Class A	146,698,536

Class B	86,919,057

Class C	59,912,319

Class Y	10,047,162

Net Asset Value:
Class A (and redemption price)	$15.46

Class B *	$14.52

Class C *	$14.52

Class Y (and redemption price)	$15.87

Maximum Public Offering Price Per Share:
Class A (based on maximum sales charge of 5.00%)	$16.27

*	Redemption price is NAV of Class B and C shares reduced by a 5.00% and 1.00% CDSC, respectively, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

18         Smith Barney Fundamental Value Fund Inc. 2005 Annual Report

Statement of Operations (For the year ended September 30, 2005)

INVESTMENT INCOME:
Dividends	$69,771,847
Interest	9,408,613
Income from securities lending	480,328
Less: Foreign taxes withheld	(804,967)

Total Investment Income	78,855,821

EXPENSES:
Distribution fees (Notes 2 and 5)	28,129,176
Investment advisory fee (Note 2)	22,213,082
Transfer agent fees (Notes 2 and 5)	8,110,882
Administration fees (Note 2)	7,593,605
Shareholder reports (Note 5)	446,509
Custody and Fund accounting fees	250,451
Directors’ fees	233,965
Registration fees	151,347
Legal fees	145,589
Insurance	125,704
Audit and tax	21,400
Miscellaneous expenses	16,394

Total Expenses	67,438,104
Less: Investment advisory waiver (Notes 2 and 8)	(1,136,925)

Net Expenses	66,301,179

Net Investment Income	12,554,642

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS (NOTES 1 AND 4):
Net Realized Gain (Loss) From:
Investments	351,054,268
Foreign currency transactions	(175,672)

Net Realized Gain	350,878,596

Change in Net Unrealized Appreciation/Depreciation From:
Investments	109,858,741
Foreign currency transactions	(235)

Change in Net Unrealized Appreciation/Depreciation	109,858,506

Net Gain on Investments and Foreign Currency Transactions	460,737,102

Increase in Net Assets From Operations	$473,291,744

See Notes to Financial Statements.

Smith Barney Fundamental Value Fund Inc. 2005 Annual Report         19

Statements of Changes in Net Assets (For the years ended September 30,)

	2005	2004
OPERATIONS:
Net investment income (loss)	$12,554,642	$(9,884,307)
Net realized gain	350,878,596	186,742,802
Change in net unrealized appreciation/depreciation	109,858,506	327,525,241

Increase in Net Assets From Operations	473,291,744	504,383,736

FUND SHARE TRANSACTIONS (NOTE 6):
Net proceeds from sale of shares	584,195,957	951,087,080
Cost of shares repurchased	(1,112,759,565)	(787,289,687)

Increase (Decrease) in Net Assets From Fund Share Transactions	(528,563,608)	163,797,393

Increase (Decrease) in Net Assets	(55,271,864)	668,181,129
NET ASSETS:
Beginning of year	4,614,869,075	3,946,687,946

End of year*	$4,559,597,211	$4,614,869,075

* Includes undistributed net investment income and accumulated net investment loss, respectively, of:	$11,994,259	$(384,711)

See Notes to Financial Statements.

20         Smith Barney Fundamental Value Fund Inc. 2005 Annual Report

Financial Highlights

For a share of each class of capital stock outstanding throughout each year ended September 30:

Class A Shares(1)	2005	2004	2003	2002	2001
Net Asset Value, Beginning of Year	$13.91	$12.28	$9.16	$11.99	$15.97

Income (Loss) From Operations:
Net investment income	0.09	0.03	0.03	0.02	0.06
Net realized and unrealized gain (loss)	1.46	1.60	3.09	(2.80)	(2.85)

Total Income (Loss) From Operations	1.55	1.63	3.12	(2.78)	(2.79)

Less Distributions From:
Net realized gains	—	—	—	(0.05)	(1.19)

Total Distributions	—	—	—	(0.05)	(1.19)

Net Asset Value, End of Year	$15.46	$13.91	$12.28	$9.16	$11.99

Total Return(2)	11.14%	13.27%	34.06%	(23.33)%	(18.52)%

Net Assets, End of Year (millions)	$2,269	$2,147	$1,690	$1,176	$1,306

Ratios to Average Net Assets:
Gross expenses	1.08%	1.05%	1.15%	1.05%	1.02%
Net expenses	1.06 (3)	1.05	1.15	1.05	1.02
Net investment income	0.63	0.19	0.28	0.17	0.44

Portfolio Turnover Rate	30%	31%	34%	39%	42%

(1)	Per share amounts have been calculated using the average shares method.
(2)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Total returns for periods of less than one year are not annualized.
(3)	The investment advisor voluntarily waived a portion of its fees.

See Notes to Financial Statements.

Smith Barney Fundamental Value Fund Inc. 2005 Annual Report         21

Financial Highlights

For a share of each class of capital stock outstanding throughout each year ended September 30:

Class B Shares(1)	2005	2004	2003	2002	2001
Net Asset Value, Beginning of Year	$13.16	$11.71	$8.81	$11.62	$15.63

Income (Loss) From Operations:
Net investment loss	(0.02)	(0.08)	(0.05)	(0.08)	(0.05)
Net realized and unrealized gain (loss)	1.38	1.53	2.95	(2.68)	(2.77)

Total Income (Loss) From Operations	1.36	1.45	2.90	(2.76)	(2.82)

Less Distributions From:
Net realized gains	—	—	—	(0.05)	(1.19)

Total Distributions	—	—	—	(0.05)	(1.19)

Net Asset Value, End of Year	$14.52	$13.16	$11.71	$8.81	$11.62

Total Return(2)	10.33%	12.38%	32.92%	(23.90)%	(19.16)%

Net Assets, End of Year (millions)	$1,262	$1,359	$1,308	$1,078	$1,354

Ratios to Average Net Assets:
Gross expenses	1.88%	1.84%	1.94%	1.84%	1.83%
Net expenses	1.85 (3)	1.84	1.94	1.84	1.83
Net investment income	(0.16)	(0.60)	(0.50)	(0.62)	(0.37)

Portfolio Turnover Rate	30%	31%	34%	39%	42%

(1)	Per share amounts have been calculated using the average shares method.
(2)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Total returns for periods of less than one year are not annualized.
(3)	The investment advisor voluntarily waived a portion of its fees.

See Notes to Financial Statements.

22         Smith Barney Fundamental Value Fund Inc. 2005 Annual Report

Financial Highlights

For a share of each class of capital stock outstanding throughout each year ended September 30:

Class C Shares(1)(2)	2005	2004	2003	2002	2001
Net Asset Value, Beginning of Year	$13.16	$11.71	$8.81	$11.61	$15.62

Income (Loss) From Operations:
Net investment loss	(0.02)	(0.08)	(0.05)	(0.07)	(0.05)
Net realized and unrealized gain (loss)	1.38	1.53	2.95	(2.68)	(2.77)

Total Income (Loss) From Operations	1.36	1.45	2.90	(2.75)	(2.82)

Less Distributions From:
Net realized gains	—	—	—	(0.05)	(1.19)

Total Distributions	—	—	—	(0.05)	(1.19)

Net Asset Value, End of Year	$14.52	$13.16	$11.71	$8.81	$11.61

Total Return(3)	10.33%	12.38%	32.92%	(23.83)%	(19.17)%

Net Assets, End of Year (millions)	$870	$960	$852	$665	$714

Ratios to Average Net Assets:
Gross expenses	1.85%	1.83%	1.93%	1.83%	1.82%
Net expenses	1.83 (4)	1.83	1.93	1.83	1.82
Net investment income	(0.13)	(0.59)	(0.49)	(0.60)	(0.38)

Portfolio Turnover Rate	30%	31%	34%	39%	42%

(1)	Per share amounts have been calculated using the average shares method.
(2)	On April 29, 2004, Class L shares were renamed as Class C shares.
(3)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Total returns for periods of less than one year are not annualized.
(4)	The investment advisor voluntarily waived a portion of its fees.

See Notes to Financial Statements.

Smith Barney Fundamental Value Fund Inc. 2005 Annual Report         23

Financial Highlights

For a share of each class of capital stock outstanding throughout each year ended September 30:

Class Y Shares(1)	2005	2004	2003	2002	2001
Net Asset Value, Beginning of Year	$14.22	$12.51	$9.29	$12.11	$16.07

Income (Loss) From Operations:
Net investment income	0.16	0.08	0.08	0.07	0.11
Net realized and unrealized gain (loss)	1.49	1.63	3.14	(2.84)	(2.88)

Total Income (Loss) From Operations	1.65	1.71	3.22	(2.77)	(2.77)

Less Distributions From:
Net realized gains	—	—	—	(0.05)	(1.19)

Total Distributions	—	—	—	(0.05)	(1.19)

Net Asset Value, End of Year	$15.87	$14.22	$12.51	$9.29	$12.11

Total Return(2)	11.60%	13.67%	34.66%	(23.01)%	(18.27)%

Net Assets, End of Year (millions)	$159	$149	$97	$55	$68

Ratios to Average Net Assets:
Gross expenses	0.66%	0.66%	0.72%	0.70%	0.71%
Net expenses	0.64 (3)	0.66	0.72	0.70	0.71
Net investment income	1.05	0.58	0.69	0.53	0.76

Portfolio Turnover Rate	30%	31%	34%	39%	42%

(1)	Per share amounts have been calculated using the average shares method.
(2)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Total returns for periods of less than one year are not annualized.
(3)	The investment advisor voluntarily waived a portion of its fees.

See Notes to Financial Statements.

24         Smith Barney Fundamental Value Fund Inc. 2005 Annual Report

Notes to Financial Statements

1.	Organization and Significant Accounting Policies

The Smith Barney Fundamental Value Fund Inc. (the “Fund”), a Maryland corporation, is registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as a diversified, open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment Valuation. Equity securities for which market quotations are available are valued at the last sale price or official closing price on the primary market or exchange on which they trade. Debt securities are valued at the mean between the bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various relationships between securities. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these investments at fair value as determined in accordance with the procedures approved by the Fund’s Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates market value.

(b) Repurchase Agreements. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian takes possession of the underlying collateral securities, the market value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults, and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Lending of Portfolio Securities. The Fund has an agreement with its custodian whereby the custodian may lend securities owned by the Fund to brokers, dealers and other financial organizations. In exchange for lending securities under the terms of the agreement with its custodian, the Fund receives a lender’s fee. Fees earned by the Fund on securities lending are recorded as securities lending income. Loans of securities by the Fund are collateralized by cash, U.S. government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which varies depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Fund has the right under the lending agreement to recover the securities from the borrower on demand. The Fund maintains the risk of any loss on the securities on loan as well as the potential loss on investments purchased with cash collateral received from securities lending.

Smith Barney Fundamental Value Fund Inc. 2005 Annual Report         25

Notes to Financial Statements (continued)

(d) Security Transactions and Investment Income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Fund’s policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

(e) Foreign Currency Translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities, at the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(f) Class Accounting. Investment income, common expenses and realized/unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that class.

(g) Distributions to Shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(h) Federal and Other Taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its taxable income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements. Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

26         Smith Barney Fundamental Value Fund Inc. 2005 Annual Report

Notes to Financial Statements (continued)

(i) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

Undistributed Net Investment Income(a)	$(175,672)
Accumulated Net Realized Gain	175,672

(a)	Reclassifications are primarily due to foreign currency transactions treated as ordinary income for tax purposes.

2.	Investment Advisory Agreement and Other Transactions with Affiliates

Smith Barney Fund Management LLC (“SBFM”), an indirect wholly-owned subsidiary of Citigroup Inc. (“Citigroup”), acts as investment adviser of the Fund. The Fund pays SBFM an advisory fee calculated at an annual rate of 0.55% on the first $1.5 billion of the Fund’s average daily net assets; 0.50% on the next $0.5 billion; 0.49% on the next $0.5 billion; 0.46% on the next $1.0 billion and 0.38% on the Fund’s average daily net assets in excess of $3.5 billion. This fee is calculated daily and paid monthly.

During the year ended September 30, 2005, SBFM voluntarily waived a portion of its investment advisory fee in the amount of $1,136,925.

SBFM also acts as the Fund’s administrator for which it receives a fee calculated at an annual rate of 0.20% on the first $2.0 billion of the Fund’s average daily net assets; 0.16% on the next $0.5 billion; 0.14% on the next $1.0 billion and 0.12% on the Fund’s average daily net assets in excess of $3.5 billion. This fee is calculated daily and paid monthly.

Citicorp Trust Bank, fsb. (“CTB”), another subsidiary of Citigroup, acts as the Fund’s transfer agent. PFPC Inc. (“PFPC”) and Primerica Shareholder Services (“PSS”), another subsidiary of Citigroup, act as the Fund’s sub-transfer agents. CTB receives account fees and asset-based fees that vary according to the size and type of account. PFPC and PSS are responsible for shareholder recordkeeping and financial processing for all shareholder accounts and are paid by CTB. For the year ended September 30, 2005, the Fund paid transfer agent fees of $4,802,978 to CTB. In addition, for the year ended September 30, 2005, the Fund also paid $162,792 to other Citigroup affiliates for shareholder recordkeeping services.

Citigroup Global Markets Inc. (“CGM”) and PFS Distributors, Inc., both of which are subsidiaries of Citigroup, act as the Fund’s distributors.

There is a maximum sales charge of 5.00% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 5.00% on Class B shares, which applies if redemption occurs within one year from purchase payment and declines thereafter by 1.00% per year until no CDSC is incurred. Class C shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

Smith Barney Fundamental Value Fund Inc. 2005 Annual Report         27

Notes to Financial Statements (continued)

For the year ended September 30, 2005, CGM and its affiliates received sales charges of approximately $7,904,000 on sales of the Fund’s Class A shares.

In addition, for the year ended September 30, 2005, CDSCs paid to CGM and its affiliates were approximately:

	Class A	Class B	Class C
CDSCs	$9,000	$2,930,000	$56,000

For the year ended September 30, 2005, CGM and its affiliates received brokerage commissions of $112,512.

The Fund has adopted an unfunded, non-qualified deferred compensation plan (the “Plan”) which allows non-interested directors (“Directors”) to defer the receipt of all or a portion of the directors’ fees earned until a later date specified by the Directors. The deferred fees earn a return based on notional investments selected by the Directors. The balance of the deferred fees payable may change depending upon the investment performance. Any gains or losses incurred in the deferred balances are reported in the statement of operations under director’s fees and expenses. Under the Plan, deferred fees are considered a general obligation of the Fund and any payments made pursuant to the Plan will be made from the Fund’s general assets. As of September 30, 2005, the Fund has accrued $464,443 as deferred compensation.

Certain officers and one Director of the Fund are employees of Citigroup or its affiliates and do not receive compensation from the Fund.

3.	Transactions With Affiliated Companies

An Affiliated Company is a company in which the Fund has ownership of at least 5% of the company’s voting securities. Transactions during the year ended September 30, 2005, with companies which are or were affiliated were as follows:

	Affiliate Value at 9/30/04	Purchased*		Sold		Dividend Income	Value at 9/30/05	Realized Gain/(Loss)
		Cost	Shares	Cost	Shares
Aphton Corp.	$13,881,341	$300,000	212,445	—	—	—	$2,603,759	—

*	Represents payment in kind from Aphton Corp., Guaranteed Notes, 6.000% due 3/31/08.

4.	Investments

During the year ended September 30, 2005, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$1,291,937,906

Sales	1,891,980,086

28         Smith Barney Fundamental Value Fund Inc. 2005 Annual Report

Notes to Financial Statements (continued)

At September 30, 2005, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$1,015,613,475
Gross unrealized depreciation	(138,229,141)

Net unrealized appreciation	$877,384,334

At September 30, 2005, the Fund loaned securities having a market value of $433,984,709. The Fund received cash collateral amounting to $446,609,002 which was invested into the State Street Navigator Securities Lending Trust Prime Portfolio, a Rule 2a-7 money market fund, under the 1940 Act.

5.	Class Specific Expenses

Pursuant to a Distribution Plan, the Fund pays a service fee with respect to its Class A, B and C shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to its Class B and C shares calculated at the annual rate of 0.75% of the average daily net assets of each class, respectively. For the year ended September 30, 2005, total Distribution fees, which are accrued daily and paid monthly, were as follows:

	Class A	Class B	Class C
Distribution Fees	$5,631,195	$13,215,043	$9,282,938

For the year ended September 30, 2005, total Transfer Agent fees were as follows:

	Class A	Class B	Class C	Class Y
Transfer Agent Fees	$3,708,758	$2,678,125	$1,723,825	$174

For the year ended September 30, 2005, total Shareholder Reports expenses were as follows:

	Class A	Class B	Class C	Class Y
Shareholder Reports Expenses	$191,541	$173,617	$80,477	$874

6.	Capital Shares

At September 30, 2005, the Fund had one billion shares of capital stock authorized with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest in the Fund and has the same rights, except that each class bears certain expenses, those specifically related to the distribution of its shares.

Smith Barney Fundamental Value Fund Inc. 2005 Annual Report         29

Notes to Financial Statements (continued)

Transactions in shares of each class were as follows:

	Year Ended September 30, 2005		Year Ended September 30, 2004
	Shares	Amount	Shares	Amount
Class A
Shares sold	24,646,379	$361,253,876	37,719,694	$528,075,582
Shares repurchased	(32,254,854)	(475,590,704)	(20,977,503)	(293,202,718)

Net Increase (Decrease)	(7,608,475)	$(114,336,828)	16,742,191	$234,872,864

Class B
Shares sold	8,680,841	$119,734,481	15,323,561	$203,542,939
Shares repurchased	(25,000,030)	(346,248,396)	(23,788,104)	(315,756,200)

Net Decrease	(16,319,189)	$(226,513,915)	(8,464,543)	$(112,213,261)

Class C*
Shares sold	6,152,862	$84,924,015	12,697,822	$168,244,819
Shares repurchased	(19,203,734)	(266,100,753)	(12,446,491)	(164,955,781)

Net Increase (Decrease)	(13,050,872)	$(181,176,738)	251,331	$3,289,038

Class Y
Shares sold	1,215,583	$18,283,585	3,617,841	$51,223,740
Shares repurchased	(1,622,494)	(24,819,712)	(945,218)	(13,374,988)

Net Increase (Decrease)	(406,911)	$(6,536,127)	2,672,623	$37,848,752

*	Effective April 29, 2004, Class L shares were renamed as Class C shares

7.	Income Tax Information and Distributions to Shareholders

As of September 30, 2005, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income — net	$12,431,594
Undistributed long-term capital gains — net	287,553,601

Total undistributed earnings	$299,985,195
Capital loss carryforward*	(3,692,067)
Other book/tax temporary differences(a)	(10,969,544)
Unrealized appreciation(b)	877,386,009

Total accumulated earnings — net	$1,162,709,593

*	During the taxable year ended September 30, 2005, the Fund utilized $60,818,287 of its capital loss carryover available from prior years. As of September 30, 2005, the Fund had the following net capital loss carryforwards remaining:

Year of Expiration	Amount
9/30/2006	$(883,626)
9/30/2007	(2,767,843)
9/30/2008	(40,598)

$(3,692,067)

These amounts will be available to offset any future taxable capital gains subject to an annual limitation of $1,825,734 per year. The losses are subject to this limitation because they were derived from a merger in a prior year.

(a)	Other book/tax temporary differences are attributable primarily to the tax deferral of losses on straddles and differences in the book/tax treatment of various items.
(b)	The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales.

30         Smith Barney Fundamental Value Fund Inc. 2005 Annual Report

Notes to Financial Statements (continued)

8.	Regulatory Matters

On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against Smith Barney Fund Management LLC (“SBFM”) and Citigroup Global Markets Inc. (“CGM”) relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Funds”).

The SEC order finds that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940 (“Advisers Act”). Specifically, the order finds that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that includes the Fund’s investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange, among other things, for a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also finds that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Funds’ best interests and that no viable alternatives existed. SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order requires Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan prepared by Citigroup and submitted for approval by the SEC. The order also requires that transfer agency fees received from the Funds since December 1, 2004 less certain expenses be placed in escrow and provides that a portion of such fees may be subsequently distributed in accordance with the terms of the order.

The order requires SBFM to recommend a new transfer agent contract to the Fund boards within 180 days of the entry of the order; if a Citigroup affiliate submits a proposal to serve as transfer agent or sub-transfer agent, an independent monitor must be engaged at the expense of SBFM and CGM to oversee a competitive bidding process. Under the order, Citigroup also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004. That policy, as amended, among other things, requires that when requested by a Fund board, CAM will retain at its own expense an

Smith Barney Fundamental Value Fund Inc. 2005 Annual Report         31

Notes to Financial Statements (continued)

independent consulting expert to advise and assist the board on the selection of certain service providers affiliated with Citigroup.

At this time, there is no certainty as to how the proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. Although there can be no assurance, Citigroup does not believe that this matter will have a material adverse effect on the Funds.

9.	Legal Matters

Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGM and SBFM (collectively, the “Defendants”) based on the May 31, 2005 settlement order issued against the Defendants by the SEC described in Note 8. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the advisor for the Smith Barney family of funds, rescission of the Funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorneys’ fees and litigation expenses.

On October 5, 2005, a motion to consolidate the five actions and any subsequently filed, related action was filed. That motion contemplates that a consolidated amended complaint alleging substantially similar causes of action will be filed in the future.

As of the date of this report, CAM believes that resolution of the pending lawsuit will not have a material effect on the financial position or results of operations of the Funds or the ability of the Advisers and their affiliates to continue to render services to the Funds under their respective contracts.

*    *    *

Beginning in June 2004, class action lawsuits alleging violations of the federal securities laws were filed against Citigroup Global Markets Inc. (the “Distributor”) and a number of its affiliates, including SBFM and SBAM (the “Advisers”), substantially all of the mutual funds managed by the Advisers, including the Fund (the “Funds”), and directors or trustees of the Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGM created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Advisers caused the Funds to pay excessive brokerage commissions to CGM for steering clients towards proprietary funds. The complaints also alleged that the defendants breached their fiduciary duty to the Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Funds’ contracts with the Advisers, recovery of all fees paid to the Advisers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. While the lawsuit is in its earliest stages, to the extent that the Complaint purports to state causes of action against the Funds, CAM believes the Funds have significant defenses to such allegations, which the Funds intend to vigorously assert in responding to the Complaint.

32         Smith Barney Fundamental Value Fund Inc. 2005 Annual Report

Notes to Financial Statements (continued)

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the Defendants in the future.

As of the date of this report, CAM and the Funds believe that the resolution of the pending lawsuit will not have a material effect on the financial position or results of operations of the Funds or the ability of the Advisers and their affiliates to continue to render services to the Funds under their respective contracts.

The Defendants have moved to dismiss the Complaint. Those motions are pending before the court.

10.	Other Matters

On June 24, 2005, Citigroup announced that it has signed a definitive agreement under which Citigroup will sell substantially all of its worldwide asset management business to Legg Mason, Inc. (“Legg Mason”).

As part of this transaction, SBFM (the “Adviser”), currently an indirect wholly owned subsidiary of Citigroup, would become an indirect wholly owned subsidiary of Legg Mason. The Adviser is the investment adviser to the Fund.

The transaction is subject to certain regulatory approvals, as well as other customary conditions to closing. Subject to such approvals and the satisfaction of the other conditions, Citigroup expects the transaction to be completed later this year.

Under the Investment Company Act of 1940, consummation of the transaction will result in the automatic termination of the investment management contract between the Fund and the Adviser. Therefore, the Fund’s Board has approved a new investment management contract between the Fund and the Adviser to become effective upon the closing of the sale to Legg Mason. The new investment management contract has been presented to the shareholders of the Fund for the approval.

*    *    *

The Fund has received information from Citigroup Asset Management (“CAM”) concerning Smith Barney Fund Management LLC (“SBFM”), an investment advisory company that is part of CAM. The information received from CAM is as follows:

On September 16, 2005, the staff of the Securities and Exchange Commission (the “Commission”) informed SBFM that the staff is considering recommending that the Commission institute administrative proceedings against SBFM for alleged violations of Sections 19(a) and 34(b) of the Investment Company Act (and related Rule 19a-1). The notification is a result of an industry wide inspection undertaken by the Commission and is based upon alleged deficiencies in disclosures regarding dividends and distributions paid to shareholders of certain funds. In connection with the contemplated proceedings, the staff may seek a cease and desist order and/or monetary damages from SBFM.

Although there can be no assurance, SBFM believes that this matter is not likely to have a material adverse effect on the Fund or SBFM’s ability to perform investment advisory services relating to the Fund.

The Commission staff’s recent notification will not affect the sale by Citigroup Inc. of substantially all of CAM’s worldwide business to Legg Mason, Inc., which Citigroup continues to expect will occur in the fourth quarter of this year.

Smith Barney Fundamental Value Fund Inc. 2005 Annual Report         33

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders

Smith Barney Fundamental Value Fund Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Smith Barney Fundamental Value Fund Inc. as of September 30, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the years in the two year period ended September 30, 2002 were audited by other auditors whose report thereon, dated November 15, 2002, expressed an unqualified opinion on the financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2005, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Smith Barney Fundamental Value Fund as of September 30, 2005, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

November 21, 2005

34         Smith Barney Fundamental Value Fund Inc. 2005 Annual Report

Board Approval of Management Agreement (unaudited)

Smith Barney Fundamental Value Fund Inc.

At a meeting of the Fund’s Board of Directors, the Board considered the re-approval for an annual period of the Fund’s management agreement (the “Agreement”), pursuant to which Smith Barney Fund Management LLC (the “Manager”) provides the Fund with investment advisory and administrative services. The Board members who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “Independent Directors”)) of the Fund were assisted in their review by Fund counsel and independent legal counsel and met with independent legal counsel in executive session separate from representatives of the Manager. The Independent Directors requested and received information from the Manager they deemed reasonably necessary for their review of the Agreement and the Manager’s performance. At the meeting, representatives of the Manager informed the Independent Directors that Citigroup would soon announce an agreement to sell the Manager to Legg Mason, which, subject to certain approvals, was expected to be effective later in the year. Consequently, the Independent Directors also requested and subsequently received certain assurances from senior management of Legg Mason regarding the continuation of the Fund’s portfolio management team and of the level of other services provided to the Fund and its stockholders should the sale of the Manager be consummated. At subsequent Board meetings, representatives of Citigroup Asset Management (“CAM”) and Legg Mason made additional presentations to and responded to further questions from the Board regarding Legg Mason’s acquisition of the Manager. After considering these presentations and reviewing additional written materials provided by CAM and Legg Mason, the Board, including the Independent Directors, approved, subject to shareholder approval, a new Agreement permitting the Manager to continue to provide its services to the Fund after consummation of the sale of the Manager to Legg Mason.

In voting to approve the Agreement, the Independent Directors considered whether the approval of the Agreement would be in the best interests of the Fund and its stockholders, an evaluation based on several factors including those discussed below.

Analysis of the Nature, Extent and Quality of the Services provided to the Fund

The Board received a presentation from representatives of the Manager regarding the nature, extent and quality of services provided to the Fund and other funds in the CAM fund complex. In addition, the Independent Directors received and considered other information regarding the services provided to the Fund by the Manager under the Agreement during the past year, including a description of the administrative and other services rendered to the Fund and its shareholders by the Manager. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager about the management of the Fund’s affairs and the Manager’s role in coordinating the activities of the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager took into account the Board’s knowledge and familiarity gained as Board members of funds in the CAM fund complex, including the scope and quality of the Manager’s investment management and other capabilities and the

Smith Barney Fundamental Value Fund Inc. 2005 Annual Report         35

Board Approval of Management Agreement (unaudited) (continued)

quality of its administrative and other services. The Board observed that the scope of services provided by the Manager had expanded over time as a result of regulatory and other developments, including maintaining and monitoring its own and the Fund’s expanded compliance programs. The Board also considered the Manager’s response to recent regulatory compliance issues affecting the Manager and the CAM fund complex. The Board reviewed information received from the Manager and the Fund’s Chief Compliance Officer regarding the implementation to date of the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the Investment Company Act of 1940, as amended.

The Board reviewed the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered, based on its knowledge of the Manager and its affiliates, the financial resources available to CAM and its parent organization, Citigroup Inc.

The Board also considered the Manager’s brokerage policies and practices, the standards applied in seeking best execution, the Manager’s policies and practices regarding soft dollars, the use of a broker affiliated with the Manager and the existence of quality controls applicable to brokerage allocation procedures. In addition, management also reported to the Board on, among other things, its business plans, recent organizational changes and portfolio manager compensation plan.

The Board concluded that, overall, it was satisfied with the nature, extent and quality of services provided (and expected to be provided) under the Agreement by the Manager.

Fund Performance

The Board received and reviewed performance information for the Fund and for a group of comparable funds (the “Performance Universe”) selected by Lipper Inc., an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Board also was provided with information comparing the Fund’s performance to the Lipper category averages over various time periods. The Board members noted that they had also received and discussed with management information throughout the year at periodic intervals comparing the Fund’s performance against its benchmark index. The information comparing the Fund’s performance to that of its Performance Universe, consisting of all retail and institutional funds classified as “multi-cap core funds” by Lipper, was for the one-, three-, five- and ten-year periods ended March 31, 2005. The Fund’s performance for the one-year and three-year periods was lower than the median performance of funds in the Performance Universe. However, the Fund’s five-year and ten-year performance was better than the median performance of funds in the Performance Universe. The Board noted that the Fund’s five-year performance was positive, whereas the Performance Universe and Lipper index average performance was negative for such period. The Board members discussed with the Fund’s portfolio manager the reasons for the Fund’s underperformance compared to the Performance Universe during the one-year and three-year periods covered by the Lipper data. The

36         Smith Barney Fundamental Value Fund Inc. 2005 Annual Report

Board Approval of Management Agreement (unaudited) (continued)

Board members noted that the portfolio manager was very experienced with a superior long-term track record, and expressed their confidence in his portfolio management. Based on its review, the Board generally was satisfied with the Fund’s long-term performance record and with the portfolio manager’s efforts to improve the Fund’s recent performance.

Management Fees and Expense Ratios

The Board reviewed and considered the actual management fee (the “Management Fee”) payable by the Fund to the Manager for investment advisory and administrative services in light of the nature, extent and quality of the management services provided by the Manager.

Additionally, the Board received and considered information comparing the Fund’s Management Fee and the Fund’s overall expense ratio with those of funds in both the relevant expense group (the “Expense Group”) and a broader group of funds, each selected and provided by Lipper. The Board also reviewed information regarding the fees the Manager charged its other U.S. clients investing primarily in an asset class similar to that of the Fund including, where applicable, separate accounts. The Manager reviewed with the Board the significant differences in the scope of services provided to the Fund and to these other clients, noting that the Fund is provided with regulatory compliance and administrative services, office facilities and fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other fund providers. The Board considered the fee comparisons in light of the differences required to manage these different types of accounts. The Board received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a proposed framework of fees based on asset classes.

Management also discussed with the Board the Fund’s distribution arrangements. The Board was provided with information concerning revenues received by and certain expenses incurred by the Fund’s affiliated distributors and how the amounts received by the distributors are expended.

The information comparing the Fund’s Management Fee as well as its actual total expense ratio to its Expense Group, consisting of eleven retail front-end load funds (including the Fund) classified as “multi-cap core funds” by Lipper, showed that the Fund’s Management Fee was slightly lower than the median of actual management fees paid by the other funds in the Expense Group. The Board noted that the Fund’s actual total expense ratio also was lower than the median of total expense ratios of the other funds in the Expense Group.

Taking all of the above into consideration, the Board determined that the Management Fee was reasonable in light of the comparative performance and expense information and the nature, extent and quality of the services provided to the Fund under the Agreement.

Manager Profitability

The Board received and considered a profitability analysis of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with

Smith Barney Fundamental Value Fund Inc. 2005 Annual Report         37

Board Approval of Management Agreement (unaudited) (continued)

respect to the CAM fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data as well as a report from an outside consultant that had reviewed the Manager’s methodology. The Board also noted the profitability percentage ranges determined by appropriate court cases to be reasonable given the services rendered to investment companies. The Board determined that the Manager’s profitability was not excessive in light of the nature, extent and quality of the services provided to the Fund.

Economies of Scale

The Board received and considered information regarding whether there have been economies of scale with respect to the management of the Fund, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered whether economies of scale in the provision of services to the Fund were being passed along to the shareholders. The Board also considered whether alternative fee structures (such as with additional breakpoints at lower asset levels) would be more appropriate or reasonable taking into consideration economies of scale or other efficiencies.

The Board noted that the Fund’s asset level had exceeded the specified asset level at which one or more breakpoints to its Management Fee are triggered. Accordingly, the Fund and its shareholders have realized economies of scale because the total expense ratio of the Fund was lower than if no breakpoints had been in place. The Board also noted that as the Fund’s assets have increased over time, the Fund and its shareholders have realized other economies of scale as certain expenses, such as fixed Fund fees, become a smaller percentage of overall assets. The Board noted that it appeared that the benefits of any economies of scale also would be appropriately shared with shareholders through increased investment in fund management and administration resources.

Other Benefits to the Manager

The Board considered other benefits received by the Manager and its affiliates as a result of the Manager’s relationship with the Fund, including any soft dollar arrangements, receipt of brokerage commissions and the opportunity to offer additional products and services to Fund shareholders.

In light of the costs of providing investment management and other services to the Fund and the Manager’s ongoing commitment to the Fund, the profits and other ancillary benefits that the Manager and its affiliates received were considered reasonable.

Based on their discussions and considerations, including those described above, the Board members approved the Agreement to continue for another year.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Agreement.

Approval of the New Agreement

The Board, including the Independent Directors, approved the new Agreement to take effect if shareholders approve the new Agreement and Legg Mason acquires the Manager

38         Smith Barney Fundamental Value Fund Inc. 2005 Annual Report

Board Approval of Management Agreement (unaudited) (continued)

(the “Transaction”). Such approval was based on a number of factors, including Legg Mason’s assurances regarding the continuation of the Fund’s portfolio management team and the level of other services provided after the Transaction, and several of the factors discussed above continued to be relevant to the Board’s deliberations regarding the new Agreement. The Board also considered the following:

(i) the reputation, financial strength and resources of Legg Mason and its investment advisory subsidiaries;

(ii) that representatives of CAM and Legg Mason advised the Board that following the Transaction, there is not expected to be any diminution in the nature, quality and extent of services provided to the Fund and its shareholders by the Manager, including compliance services;

(iii) that representatives of Legg Mason advised the Board that Legg Mason has no present intention to alter the expense waivers and/or reimbursements currently in effect and, while it reserves the right to do so in the future, it would consult with the Board before making any changes;

(iv) the assurances from Citigroup and Legg Mason that, for a three year period following the closing of the Transaction, the Manager will have substantially the same access to the Citigroup sales force when distributing Fund shares as is currently provided to CAM and that other arrangements between the Manager and Citigroup sales channels will be preserved;

(v) that Legg Mason and Citigroup intend to enter into an agreement in connection with the Transaction under which Citigroup-affiliated broker-dealers will continue to offer the Fund as an investment product, and the potential benefits to Fund shareholders from this and other third-party distribution access;

(vi) the potential benefits to Fund shareholders from being part of a combined fund family with Legg Mason-sponsored funds, including possible economies of scale and access to investment opportunities;

(vii) that Citigroup and Legg Mason would derive benefits from the Transaction and that, as a result, they have a financial interest in the matters that were being considered;

(viii) the potential effects of regulatory restrictions on the Fund if Citigroup-affiliated broker-dealers remain the Fund’s principal underwriters; and

(ix) the fact that the Fund’s total advisory and administrative fees will not increase by virtue of the new Agreement, but will remain the same.

Based on their review of the materials provided and the assurances they had received from senior management of CAM and Legg Mason, the Board members determined that the Transaction was not expected to adversely affect the nature, extent and quality of services provided by the Manager and that the Transaction was not expected to have a material adverse effect on the ability of the Manager to provide those services. It was noted, however, that changes in portfolio managers and other personnel could occur following the Transaction or after the combination of CAM’s operations with those of Legg Mason subsidiaries. The Board members noted that if current portfolio managers or other personnel cease to be available, the Board would consider all available options, which could include

Smith Barney Fundamental Value Fund Inc. 2005 Annual Report         39

Board Approval of Management Agreement (unaudited) (continued)

seeking the investment advisory or other services of Legg Mason affiliates or investment advisers not affiliated with Legg Mason. In this regard, it was noted that Legg Mason indicated that it could potentially make available to the Manager additional portfolio management resources. Accordingly, the Board members concluded that, overall, they were satisfied at the present time with assurances from Legg Mason and CAM as to the expected nature, extent and quality of the services to be provided to the Fund under the new Agreement.

In evaluating the costs of the services to be provided by the Manager under the new Agreement and the profitability to the Manager resulting from its relationships with the Fund, the Board members considered, among other things, whether advisory and administrative fees or other expenses would change as a result of the Transaction. Based on their review of the materials provided and the assurances they had received from senior management of CAM and Legg Mason, the Board members determined that the Transaction would not increase the total fees payable for advisory and administrative services and that overall Fund expenses were not expected to increase materially as a result of the Transaction. The Board members noted that it was not possible to predict how the Transaction would affect the profitability to the Manager from its relationship with the Fund, but that they had been satisfied in their most recent review of the current Agreement that the level of profitability from the Manager’s relationship with the Fund was not excessive.

In evaluating the fall-out benefits to be received by the Manager under the new Agreement, the Board members considered whether the Transaction would have an impact on the fall-out benefits received by virtue of the current Agreement. The Board members determined that those benefits could include an increased ability for Legg Mason to distribute shares of its current funds and other investment products and to obtain research services using the Fund’s portfolio transaction brokerage. The Board members noted that any such benefits were difficult to quantify with certainty at this time, and indicated that they would continue to evaluate them going forward.

In reviewing the Transaction, the Board members considered, among other things, whether advisory and administrative fees or other expenses would change as a result of the Transaction. Based on the assurances they had received from senior management of CAM and Legg Mason, the Board members determined that as a result of the Transaction, the Fund’s total advisory and administrative fees would not increase. The Board members concluded that because the advisory and administrative fees for the Fund were not expected to increase as a result of the Transaction, the Fund’s fees for advisory and administrative services remain appropriate and that no additional fee reductions or breakpoints were necessary at this time.

Finally, the Board members noted Legg Mason’s considerable investment management experience and capabilities, but were unable to predict what effect, if any, consummation of the Transaction would have on the future performance of the Fund.

40         Smith Barney Fundamental Value Fund Inc. 2005 Annual Report

Additional Information (unaudited)

Information about Directors and Officers

The business and affairs of the Smith Barney Fundamental Value Fund Inc. (“Fund”) are managed under the direction of the Fund’s Board of Directors. Information pertaining to the Directors and Officers of the Fund is set forth below. The Statement of Additional Information includes additional information about Fund directors and is available without charge, upon request by calling the Fund’s transfer agent (Citicorp Trust Bank, fsb. at 1-800-451-2010) or the Fund’s sub-transfer agents (PFPC Inc. and Primerica Shareholder Services at 1-800-544-5445).

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
Non-Interested Directors:
Robert M. Frayn, Jr. 2212 Harvard Avenue East Seattle, WA 98102 Birth Year: 1934	Director	Since 1981	Retired; Former President and Director of Book Publishing Co.	1	None

Leon P. Gardner 2310 NW Blue Ridge Drive Seattle, WA 98177 Birth Year: 1928	Director	Since 1984	Retired	1	None

Howard J. Johnson 12 Chapel Road North Hampton, NY 03862 Birth Year: 1938	Director	From 1981 to 1998 and 2000 to Present	Chief Executive Officer of Genesis Imaging LLC	1	None

David E. Maryatt 1326 Fifth Avenue, Seattle, WA 98101 Birth Year: 1936	Director	Since 1983	Private Investor; President and Director of ALS Co., a real estate management and development firm	1	None

Jerry A. Viscione 11927 Stendall Drive North Seattle, WA 98133 Birth Year: 1944	Director	Since 1993	Retired; Former Executive Vice President of Marquette University	1	None

Smith Barney Fundamental Value Fund Inc. 2005 Annual Report         41

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
Interested Directors:
R. Jay Gerken, CFA** Citigroup Asset Management (‘‘CAM’’) 399 Park Avenue Mezzanine New York, NY 10022 Birth Year: 1951	Chairman, President and Chief Executive Officer	Since 2002	Managing Director of Citigroup Global Markets Inc. (“CGM”); Chairman, President and Chief Executive Officer of Smith Barney Fund Management LLC (“SBFM”) and Citi Fund Management Inc. (“CFM”); President and Chief Executive Officer of certain mutual funds associated with Citigroup Inc. (“Citigroup”); Formerly, Portfolio Manager of Smith Barney Allocation Series Inc. (from 1996 to 2001) and Smith Barney Growth and Income Fund (from 1996 to 2000); Chairman, President and Chief Executive Officer of Travelers Investment Advisor, Inc. (“TIA”) (from 2002-2005)	171	None

Officers:
Andrew B. Shoup CAM 125 Broad Street, 11th Floor New York, NY 10004 Birth Year: 1956	Senior Vice President and Chief Administrative Officer	Since 2003	Director of CAM; Senior Vice President and Chief Administrative Officer of mutual funds associated with Citigroup; Treasurer of certain mutual funds associated with Citigroup; Head of International Funds Administration of CAM (from 2001 to 2003); Director of Global Funds Administration of CAM (from 2000 to 2001); Head of U.S. Citibank Funds Administration of CAM (from 1998 to 2000)	N/A	N/A

42         Smith Barney Fundamental Value Fund Inc. 2005 Annual Report

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
James M. Giallanza CAM 125 Broad Street, 11th Floor New York, NY 10004 Birth Year: 1966	Chief Financial Officer and Treasurer	Since 2004	Director of CGM; Chief Financial Officer and Treasurer of certain mutual funds associated with Citigroup; Director and Controller of the U.S. wholesale business at UBS Global Asset Management US, Inc. (from September 2001 to July 2004); Director of Global Funds Administration at CAM (from June 2000 to September 2001); Treasurer of the Lazard Funds (from June 1998 to June 2000)	N/A	N/A

John G. Goode CAM One Sansome Street, 36th Floor San Francisco, CA 94104 Birth Year: 1944	Vice President and Investment Officer	Since 1990	Managing Director of CGM; Chairman and Chief Investment Officer of Davis Skaggs Investment Management (‘‘Davis Skaggs’’), a division of CAM	N/A	N/A

Peter J. Hable CAM One Sansome Street, 36th Floor San Francisco, CA 94104 Birth Year: 1958	Vice President and Investment Officer	Since 2001	Managing Director of CGM; President of Davis Skaggs	N/A	N/A

Smith Barney Fundamental Value Fund Inc. 2005 Annual Report         43

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
Andrew Beagley CAM 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1962	Chief Anti- Money Laundering Compliance Officer Chief Compliance Officer	Since 2002 Since 2004	Director of CGM (since 2000); Director of Compliance, North America, CAM (since 2000); Chief Anti-Money Laundering Compliance Officer, Chief Compliance Officer and Vice President of certain mutual funds associated with Citigroup, Director of Compliance, Europe, the Middle East and Africa, CAM (from 1999 to 2000); Chief Compliance Officer, SBFM, CFM; Formerly Chief Compliance Officer, TIA (from
			2002-2005)	N/A	N/A

Robert I. Frenkel CAM 300 First Stamford Place 4th Floor Stamford, CT 06902 Birth Year: 1954	Secretary and Chief Legal Officer	Since 2003	Managing Director and General Counsel of Global Mutual Funds for CAM and its predecessor (since 1994); Secretary of CFM; Secretary and Chief Legal Officer of mutual funds associated with Citigroup	N/A	N/A
*	Directors are elected until the Fund’s next annual meeting and until their successors are elected and qualified.
**	Mr. Gerken is a Director who is an interested person of the Fund as defined in the Investment Company Act of 1940, as amended, because he is an officer of SBFM and certain of its affiliates.

44         Smith Barney Fundamental Value Fund Inc. 2005 Annual Report

Smith Barney Fundamental Value Fund Inc.

DIRECTORS

Robert M. Frayn, Jr.

Leon P. Gardner

R. Jay Gerken, CFA
Chairman

Howard J. Johnson

David E. Maryatt

Jerry A. Viscione

OFFICERS

R. Jay Gerken, CFA

President and Chief
Executive Officer

Andrew B. Shoup

Senior Vice President and
Chief Administrative Officer

James M. Giallanza

Chief Financial Officer
and Treasurer

John G. Goode

Vice President and Investment Officer

Peter J. Hable
Vice President and

Investment Officer

Andrew Beagley
Chief Anti-Money Laundering

Compliance Officer and
Chief Compliance Officer

Robert I. Frenkel

Secretary and
Chief Legal Officer

INVESTMENT ADVISER AND ADMINISTRATOR

Smith Barney Fund
Management LLC

DISTRIBUTORS

Citigroup Global Markets Inc.

PFS Distributors, Inc.

CUSTODIAN

State Street Bank and Trust Company

TRANSFER AGENT

Citicorp Trust Bank, fsb.

125 Broad Street, 11th Floor

New York, New York 10004

SUB-TRANSFER AGENTS

PFPC Inc.

P.O. Box 9699

Providence, Rhode Island

02940-9699

Primerica Shareholder Services

P.O. Box 9662

Providence, Rhode Island

02940-9662

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

345 Park Avenue

New York, NY 10154

This report is submitted for the general information of shareholders of Smith Barney Fundamental Value Fund Inc., but it may also be used as sales literature when preceded or accompanied by a current prospectus.

This report must be preceded or accompanied by a free prospectus. Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.citigroupam.com

©2005 Citigroup Global Markets Inc.

Member NASD, SIPC

FD00283 11/05	05-9351

Smith Barney Fundamental Value Fund Inc.

SMITH BARNEY FUNDAMENTAL VALUE FUND INC.

Smith Barney Mutual Funds

125 Broad Street

10th Floor, MF-2

New York, New York 10004

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-800-451-2010.

Information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling 1-800-451-2010, (2) on the Fund’s website at www.citigroupam.com and (3) on the SEC’s website at www.sec.gov.

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the registrant has determined that Jerry Viscione, a member of the Board’s Audit Committee, possesses the attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Viscione as the audit committee financial expert. Mr. Viscione is an “independent” Director pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending September 30, 2004 and September 30, 2005 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $22,000 in 2004 and $22,000 in 2005.

b) Audit-Related Fees. There were no fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item 4.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Smith Barney Fundamental Value Fund Inc. (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods (prior to May 6, 2003 services provided by the Auditor were not required to be pre-approved).

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $2,500 in 2004 and $4,700 in 2005. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item for the Smith Barney Fundamental Value Fund Inc.

All Other Fees. There were no other non-audit services rendered by the Auditor to Smith Barney Fund Management LLC (“SBFM”), and any entity controlling, controlled by or under common control with SBFM that provided ongoing services to Smith Barney Fundamental Value Fund Inc. requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by Smith Barney Fund Management LLC or Salomon Brothers Asset Management Inc. or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Smith Barney Fundamental Value Fund Inc., the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for 2004 and 2005; Tax Fees were 100% and 100% for 2004 and 2005; and Other Fees were 100% and 100% for 2004 and 2005.

(f)	N/A

(g) Non-audit fees billed by the Auditor for services rendered to Smith Barney Fundamental Value Fund Inc. and CAM and any entity controlling, controlled by, or under common control with CAM that provides ongoing services to Smith Barney Fundamental Value Fund Inc. during the reporting period were $0 in 2005 for fees related to the transfer agent matter as fully described in the notes the financial statements titled “additional information” and $75,000 for 2004.

(h) Yes. The Smith Barney Fundamental Value Fund Inc.’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates which were not pre-approved (not requiring pre-approval) is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Smith Barney Fundamental Value Fund Inc. or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Not applicable.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	[RESERVED]

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)	Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(b)	Attached hereto.

Exhibit 99.CERT	Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002

Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Smith Barney Fundamental Value Fund Inc.

By:	/s/ R. JAY GERKEN
(R. Jay Gerken) Chief Executive Officer of
Smith Barney Fundamental Value Fund Inc.

Date: December 7, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. JAY GERKEN
(R. Jay Gerken) Chief Executive Officer of
Smith Barney Fundamental Value Fund Inc.

Date: December 7, 2005

By:	/s/ JAMES M. GIALLANZA
(James M. Giallanza)
Chief Financial Officer of
Smith Barney Fundamental Value Fund Inc.

Date: December 7, 2005